UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

MAUI LAND & PINEAPPLE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06510	99-0107542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
200 Village Road, Lahaina, Maui, Hawaii 96761 (Address of principal executive offices) (Zip Code)

(808) 877-3351
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MLP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the disclosures previously made pursuant to Item 5.07 in the Current Report on Form 8-K filed on May 19, 2023 (the “Original Report”) by Maui Land & Pineapple Company, Inc. (the “Company”). The Original Report reported the results of the stockholder vote on matters submitted to a vote at the Company’s 2023 annual meeting of stockholders held on May 16, 2023 (the “2023 Annual Meeting”). The Company’s transfer agent, Computershare Limited (“Computershare”), made an administrative error when tallying the votes at the 2023 Annual Meeting. The error did not affect the outcome of the voting results. This Amendment amends and restates the Original Report in its entirety in order to accurately present the voting results.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 16, 2023, the Company held its 2023 Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. The number of shares of the Company’s common stock that were outstanding as of March 21, 2023, which was the record date for the Annual Meeting, was 19,614,221. The results of the voting at the Annual Meeting were as follows:

Proposal 1: Election of Directors to serve for a one-year term:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Glyn Aeppel	14,465,563	25,576	2,770,686
Stephen M. Case	13,486,829	1,004,310	2,770,686
John Sabin	14,035,141	455,998	2,770,686
R. Scot Sellers	14,461,970	29,169	2,770,686
Anthony P. Takitani	13,645,001	846,138	2,770,686

Proposal 2: Approval, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers:

Shares votes for:	13,230,344
Shares voted against:	1,217,759
Shares abstained:	43,036
Broker non-votes:	2,770,686

Proposal 3: Ratification of Accuity LLP as the Company’s independent registered public accounting firm for the fiscal year 2023:

Shares votes for:	16,861,094
Shares voted against:	396,614
Shares abstained:	4,117
Broker non-votes:	0

Proposal 4: Approve the amendment to the Company’s 2017 Equity and Incentive Award Plan to increase the total number of shares reserved for issuance by 500,000 shares and to increase the individual award limit to 400,000 shares:

Shares votes for:	13,939,497
Shares voted against:	505,295
Shares abstained:	46,347
Broker non-votes:	2,770,686

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: June 26, 2023	By:	/s/ Wade K. Kodama
	Name:	Wade K. Kodama
	Title:	Chief Financial Officer